MERRILL LYNCH
GLOBAL GROWTH
FUND, INC.



FUND LOGO




Semi-Annual Report

February 28, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL GROWTH FUND, INC.


Worldwide
Investments as of
February 28, 1999


                                         Percent of
Ten Largest Industries                   Net Assets

Banking & Financial                         17.4%
Telecommunications                          15.5
Insurance                                   10.3
Pharmaceuticals                              9.4
Retail Stores                                4.5
Specialty Retailing                          4.1
Communications Equipment                     3.6
Software--Computer                           2.7
Household Products                           2.6
Computers                                    2.3


                                    Country of    Percent of
Ten Largest Equity Holdings           Origin      Net Assets

Cisco Systems, Inc.                United States       2.9%
COLT Telecom Group PLC             United Kingdom      2.4
Pfizer Inc.                        United States       2.2
Vodafone Group PLC                 United Kingdom      2.1
General Electric Company           United States       1.9
Bristol-Myers Squibb Company       United States       1.8
AEGON NV                           Netherlands         1.8
SAP AG (Systeme, Anwendungen,
  Produkte in der Datenverar-
  beitung)(Preferred)              Germany             1.8
National Westminster Bank PLC      United Kingdom      1.8
Lloyds TSB Group PLC               United Kingdom      1.5



Officers and
Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Lawrence R. Fuller, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Philip M. Mandel, Secretary


Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Global Growth Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Global Growth Fund, Inc., February 28, 1999


DEAR SHAREHOLDER


For the quarter ended February 28, 1999, total returns for Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +7.89%, +7.65%, +7.61% and +7.80%, respectively. The unmanaged Morgan Stanley Capital International (MSCI) World Stock Index for the same three-month period had a total return of +4.29%. (Results shown do not reflect sales charges and would be lower if sales charges were included.)

The Fund's outperformance relative to the unmanaged MSCI World Stock Index during the quarter ended February 28, 1999 reflected positive investment returns on equity investments in the telecommunications, retailing and banking industries. Also, among the top ten equity holdings in the Fund at the end of the February quarter, seven had positive returns that were well in excess of the total investment return for the unmanaged MSCI World Stock Index. For the 12 months ended February 28, 1999, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +19.05%, +17.85%, +17.82% and +18.77%, respectively, compared to a
+12.71% return for the unmanaged MSCI World Stock Index.

During the February quarter, a majority of the Fund's individual stock investments appreciated more than the total return for the MSCI World Stock Index. The top two industry allocations and principal contributors to the positive returns of the Fund during the quarter were banking and financial (17.5% of net assets) and telecommunications (15.5%).


The Environment
As we had anticipated at the beginning of the February quarter, the US economy appears to have experienced the strongest absolute and relative real economic growth among the leading industrialized nations at the start of 1999. US corporate profits were above year-ago levels in the fourth quarter of 1998. Although the recent increase in US long-term interest rates appears to be reducing the volume of residential mortgage financing and may decrease the level of consumer spending on housing and related appliances, the growth in real and nominal consumer spending during the remainder of 1999 may continue to be the strongest part of the US economy.

The recent economic reports for the United Kingdom and the leading countries of Western Europe support our view that it is increasingly likely that these economies will slide into a recession during the first half of 1999. The official government reports from Germany show that its economy experienced an absolute decline in business activity during the fourth quarter of 1998. The apparent continuation of declining export shipments to Asia and the related increases in manufacturing unemployment is hurting the overall European economies more significantly than the US economy. The real growth in consumer spending in the United States and market share gains by producers of basic materials, technology components and transportation vehicles in Asia have been reflected in recoveries in business activity for exportproducers in many Asian countries. How-ever, there does not appear to be a general recovery in consumer spending in the major Asian economies. In Latin America, the implementation of government spending cuts and collected tax increases in Brazil has a good chance of reducing levels of business activity in the major economies in the region.

Our expectations for a slowdown in the rates of real growth in the United States and the other major economies around the world, at least during the first half of 1999, led us to continue with a strategy that focuses on the banking and financial, telecommunications, insurance and pharmaceutical industries. The total weighting in these industries was equal to over 50% of net assets at the end of the February quarter. In our opinion, we could have a prolonged manufacturing recession in the United States and Europe comparable to the one experienced during the early 1980s. However, we believe that there are many attractive investment opportunities among companies in industries where proprietary and branded products and services make the investment outlook attractive. Relatively low inflation and interest rates in the United States, along with continued growth in employment in the service sectors, creates an opportunity for higher corporate profits. A continuation of easier money policies by the central banks around the world, combined with more stimulative fiscal policies in the form of individual income tax reductions, would create an attractive secular outlook for equities, in our opinion.


Investment Strategy
Throughout the February quarter, we remained focused on companies and industries whose earnings will continue to increase during a major slowdown in the overall rate of growth in real and nominal business activity in the major industrialized economies. During the February quarter, we eliminated three investment holdings. We sold our investment in Federated Department Stores, Inc. when its management announced the decision to acquire Fingerhut Companies, Inc. We do not believe that this strategic action will provide any improvement in gross margins or enhance the marketing strategies of Federated's operations. Momentum Business Applications, Inc., a computer software research and development organization, was created by PeopleSoft, Inc. and distributed to its shareholders. We sold the shares on the basis of our appraisal of the valuation. We also sold Reuters Group PLC because of an increase in valuation as the shares appreciated, apparently on the basis of the organization's involvement in Internet commerce.

During the quarter ended February 28, 1999, we added several new companies to the Fund. We purchased shares of Minnesota Mining and Manufacturing Company (3M) because of its attractive valuation relative to the prospects for an acceleration in growth of earnings and improved rates-of-return as a result of a major corporate-wide restructuring. We added Safeway Inc. because of its potential for continued above-average growth in earnings and improved operational returns from on-going restructuring of operations. We bought Energis PLC for its potential above-average growth in cash flow and related returns as the company's management proceeds to aggressively develop their telecommunications businesses. We also added to our holdings shares of T. Rowe Price Associates, Inc., one of the leading US asset management organizations, to the Fund for what we believe are attractive above-average growth prospects for earnings. The addition of Sprint Corporation PCS Group was the result of a distribution of shares in the wireless communications business to Sprint shareholders. We believe that the growth prospects for Sprint PCS in their wireless telecommunications business are excellent. We added to the holdings created by the distribution shortly after the shares started to trade publicly. We also added The TJX Companies, Inc., a US-based discount retailer, to the Fund because of its attractive valuation and the prospect for above-average earnings growth as a result of management's restructuring of the retail formats of the organization.

During the February quarter, we significantly reduced the Fund's investment weighting in several of the largest holdings in the technology sector and retailing industry in the United States as a result of relatively high stock valuations. We shifted the proceeds into companies within the banking, telecommunications and pharmaceutical industries.


In Conclusion
We continue to believe that the US equity market will produce the best relative investment performance among the major global stock markets during 1999. We remain committed to our strategy of maintaining relatively modest cash reserves for the Fund. In our opinion, the turbulent investment environment is likely to persist. Looking ahead, we will focus our investments on the larger, higher-quality companies that we believe possess above-average earnings potential and cash flow growth.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager



March 31, 1999




After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Global Growth Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.



Merrill Lynch Global Growth Fund, Inc., February 28, 1999


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results*
                                                      3 Month              12 Month     Since Inception
                                                    Total Return         Total Return      Total Return
ML Global Growth Fund, Inc. Class A Shares             +7.89%               +19.05%             +33.57%
ML Global Growth Fund, Inc. Class B Shares             +7.65                +17.85              +31.76
ML Global Growth Fund, Inc. Class C Shares             +7.61                +17.82              +31.72
ML Global Growth Fund, Inc. Class D Shares             +7.80                +18.77              +33.14

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 10/31/97.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       +32.31%        +25.37%
Inception (10/31/97) through 12/31/98     +27.22         +21.48

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                       +31.08%        +27.08%
Inception (10/31/97) through 12/31/98     +25.99         +23.51

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                       +31.04%        +30.04%
Inception (10/31/97) through 12/31/98     +25.96         +25.96

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       +31.98%        +25.05%
Inception (10/31/97) through 12/31/98     +26.95         +21.22

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS                                                                                 (in US dollars)
NORTH                                    Shares                                                       Value     Percent of
AMERICA        Industries                 Held           Investments                  Cost          (Note 1a)   Net Assets
Canada         Banking & Financial      380,000      Bank of Montreal           $   17,744,280    $   15,691,542       0.7%
                                      1,000,000      Canadian Imperial
                                                     Bank of Commerce               28,768,815        23,582,090       1.0
                                        500,000      National Bank of Canada         7,419,127         6,965,174       0.3
                                        300,000      Royal Bank of Canada           16,480,599        14,527,363       0.6
                                                                                --------------    --------------     ------
                                                                                    70,412,821        60,766,169       2.6

               Communications            25,000    ++Newbridge Networks
               Equipment                             Corporation                       972,021           607,794       0.0
                                         20,000      Northern Telecom Ltd.             957,137         1,164,842       0.1
                                                                                --------------    --------------     ------
                                                                                     1,929,158         1,772,636       0.1

               Telecommunications       350,000    ++MetroNet Communications
                                                     Corp. 'B'                      10,722,390        15,181,250       0.6

                                                     Total Investments in Canada    83,064,369        77,720,055       3.3

United         Advertising              135,000      The Interpublic Group of
States                                               Companies, Inc.                 7,857,120        10,099,687       0.4

               Banking &                550,000      Bank One Corporation           27,513,635        29,562,500       1.2
               Financial                500,000      BankAmerica Corporation        33,706,442        32,656,250       1.4
                                        465,000      Citigroup Inc.                 26,194,525        27,318,750       1.2
                                        300,000      Mellon Bank Corporation        18,553,318        20,287,500       0.9
                                        155,100      State Street Corporation        8,959,526        11,894,231       0.5
                                                                                --------------    --------------     ------
                                                                                   114,927,446       121,719,231       5.2

               Beverages                275,000      The Coca-Cola Company          22,543,677        17,582,812       0.8

               Broadcast--Media         300,000    ++Infinity Broadcasting Corp.
                                                     (Class  A)                      6,563,160         7,125,000       0.3

               Broadcasting--Radio &    150,000    ++CBS Corporation                 3,783,358         5,531,250       0.2
               Television               230,000    ++Chancellor Media Corporation   10,540,018        10,062,500       0.4
                                        290,000    ++Clear Channel
                                                     Communications, Inc.           12,790,695        17,400,000       0.8
                                                                                --------------    --------------     ------
                                                                                    27,114,071        32,993,750       1.4


Merrill Lynch Global Growth Fund, Inc., February 28, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                     (in US dollars)
NORTH AMERICA                            Shares                                                       Value     Percent of
(continued)    Industries                 Held           Investments                  Cost          (Note 1a)   Net Assets
United         Chemicals                420,000      E.I. du Pont de Nemours
States                                               and Company                $   26,874,407    $   21,551,250       0.9%
(continued)
               Communications           705,000    ++Cisco Systems, Inc.            31,682,031        68,957,812       2.9
               Equipment                 50,000    ++FORE Systems, Inc.                858,380           725,000       0.1
                                         30,000      Lucent Technologies Inc.        1,284,023         3,046,875       0.1
                                                                                --------------    --------------     ------
                                                                                    33,824,434        72,729,687       3.1

               Computers                449,000      Compaq Computer Corporation    15,798,075        15,827,250       0.7
                                         50,000    ++Dell Computer Corporation       2,533,570         4,003,125       0.2
                                        120,000      International Business
                                                     Machines Corporation           22,477,500        20,400,000       0.9
                                         50,000    ++Network Appliance, Inc.         1,614,858         2,100,000       0.1
                                                                                --------------    --------------     ------
                                                                                    42,424,003        42,330,375       1.9

               Cosmetics                110,000      The Gillette Company            5,031,796         5,898,750       0.3
                                         20,000      International Flavors &
                                                     Fragrances  Inc.                  968,044           823,750       0.0
                                                                                --------------    --------------     ------
                                                                                     5,999,840         6,722,500       0.3

               Diversified              300,000      Minnesota Mining and
                                                     Manufacturing Company(3M)      23,030,109        22,218,750       0.9

               Electrical Equipment      35,000      Emerson Electric Co.            1,975,074         2,010,312       0.1
                                        452,000      General Electric Company       35,500,835        45,341,250       1.9
                                         10,000      Honeywell Inc.                    710,689           699,375       0.0
                                                                                --------------    --------------     ------
                                                                                    38,186,598        48,050,937       2.0

               Electronics               85,000      Intel Corporation               7,378,145        10,194,687       0.4
                                         10,000      Texas Instruments
                                                     Incorporated                      599,435           891,875       0.0
                                                                                --------------    --------------     ------
                                                                                     7,977,580        11,086,562       0.4

               Energy                   250,000      El Paso Energy Corporation      8,705,541         9,109,375       0.4
                                         30,000      Enron Corporation               1,153,386         1,950,000       0.1
                                                                                --------------    --------------     ------
                                                                                     9,858,927        11,059,375       0.5

               Entertainment             35,000    ++Viacom, Inc. (Class B)          1,088,787         3,093,125       0.1
                                        450,000      The Walt Disney Company        14,343,318        15,834,375       0.7
                                                                                --------------    --------------     ------
                                                                                    15,432,105        18,927,500       0.8

               Financial Services        40,000      American Express Company        3,224,880         4,340,000       0.2
                                         80,000      Federal Home Loan Mortgage
                                                     Association                     4,690,648         4,710,000       0.2
                                        300,000      Federal National Mortgage
                                                     Association                    19,692,653        21,000,000       0.9
                                        100,000      Franklin Resources, Inc.        5,500,811         3,181,250       0.1
                                        100,000      Morgan Stanley Dean
                                                     Witter & Co.                    6,021,422         9,050,000       0.4
                                         30,000      T. Rowe Price
                                                     Associates, Inc.                1,129,449           920,625       0.0
                                                                                --------------    --------------     ------
                                                                                    40,259,863        43,201,875       1.8

               Food Merchandising        40,000      Albertson's, Inc.               1,564,107         2,280,000       0.1
                                         50,000    ++Fred Meyer, Inc.                1,566,135         3,212,500       0.1
                                         65,000    ++Safeway Inc.                    3,562,982         3,753,750       0.2
                                                                                --------------    --------------     ------
                                                                                     6,693,224         9,246,250       0.4

               Foods                     40,000      ConAgra, Inc.                   1,360,116         1,205,000       0.1
                                         35,000      Wm. Wrigley Jr. Company         2,610,412         3,255,000       0.1
                                                                                --------------    --------------     ------
                                                                                     3,970,528         4,460,000       0.2

               Home Furnishings         175,000      Ethan Allen Interiors, Inc.     8,275,521         7,875,000       0.3

               Hotels                   125,000      Marriott International,
                                                     Inc. (Class A)                  4,268,224         4,500,000       0.2

               Household Products        20,000      Colgate-Palmolive Company       1,307,624         1,697,500       0.1
                                        230,000      Kimberly-Clark Corporation     11,691,857        10,867,500       0.5
                                        160,000      The Procter & Gamble Company   12,828,674        14,320,000       0.6
                                                                                --------------    --------------     ------
                                                                                    25,828,155        26,885,000       1.2

               Information Processing   260,000    ++America Online, Inc.            7,573,834        23,123,750       1.0
                                        155,000      First Data Corporation          4,599,284         5,928,750       0.3
                                                                                --------------    --------------     ------
                                                                                    12,173,118        29,052,500       1.3

               Insurance                100,000      Aetna Inc.                      8,245,785         7,406,250       0.3
                                        140,000      American International
                                                     Group, Inc.                     9,992,181        15,951,250       0.7
                                                                                --------------    --------------     ------
                                                                                    18,237,966        23,357,500       1.0

               Medical Technology       181,900    ++Boston Scientific
                                                     Corporation                     4,705,934         4,820,350       0.2
                                         40,000      Guidant Corporation             1,258,388         2,280,000       0.1
                                         25,000      Johnson & Johnson               1,503,390         2,134,375       0.1
                                                                                --------------    --------------     ------
                                                                                     7,467,712         9,234,725       0.4

               Oil Services              50,000      Baker Hughes Incorporated       2,319,315           900,000       0.0
                                         25,000      Diamond Offshore
                                                     Drilling, Inc.                    998,688           517,187       0.0
                                         18,000      Schlumberger Limited            1,682,222           874,125       0.0
                                                                                --------------    --------------     ------
                                                                                     5,000,225         2,291,312       0.0

               Pharmaceuticals           25,000    ++Amgen  Inc.                     1,328,783         3,121,875       0.1
                                        340,000      Bristol-Myers Squibb Company   38,970,523        42,818,750       1.8
                                        300,000      Merck & Co., Inc.              14,783,287        24,525,000       1.0
                                        400,000      Pfizer Inc.                    37,659,850        52,775,000       2.2
                                                                                --------------    --------------     ------
                                                                                    92,742,443       123,240,625       5.1

               Photography               13,000      Eastman Kodak Company             815,032           860,437       0.0

               Pollution Control         14,500      Waste Management, Inc.            505,400           708,688       0.0

               Publishing               140,000      Gannett Co., Inc.               9,998,409         8,890,000       0.4

               Restaurants               50,000      McDonald's Corporation          2,743,040         4,250,000       0.2

               Retail Stores            100,000      The TJX Companies, Inc.         2,973,210         2,856,250       0.1
                                        250,000      Wal-Mart Stores, Inc.          15,201,661        21,593,750       0.9
                                                                                --------------    --------------     ------
                                                                                    18,174,871        24,450,000       1.0

               Semiconductors            60,000    ++Applied Materials, Inc.         1,820,628         3,337,500       0.2

               Software--Computer       120,000    ++Microsoft Corporation          12,796,116        18,007,500       0.8
                                        175,000    ++PeopleSoft, Inc.                7,408,555         3,303,125       0.1
                                                                                --------------    --------------     ------
                                                                                    20,204,671        21,310,625       0.9



Merrill Lynch Global Growth Fund, Inc., February 28, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                     (in US dollars)
NORTH AMERICA                            Shares                                                       Value     Percent of
(concluded)    Industries                 Held           Investments                  Cost          (Note 1a)   Net Assets
United         Specialty Retailing      100,000    ++Abercrombie & Fitch Co.
States                                               (Class A)                  $    5,070,389    $    7,600,000       0.3%
(concluded)                             400,000      CVS Corporation                14,726,207        21,200,000       0.9
                                         90,000      The Gap, Inc.                   3,913,752         5,821,875       0.2
                                        252,800      Lowe's Companies, Inc.         12,845,503        14,994,200       0.6
                                        754,100    ++Staples, Inc.                  13,615,190        22,104,556       0.9
                                         50,000    ++Tommy Hilfiger Corporation      2,700,735         3,453,125       0.2
                                        730,000      Walgreen Co.                   17,805,449        23,360,000       1.0
                                                                                --------------    --------------     ------
                                                                                    70,677,225        98,533,756       4.1

               Telecommunications       390,000    ++AT&T Corp.                     30,129,442        32,028,750       1.4
                                        145,000      Ameritech Corporation           8,281,556         9,479,375       0.4
                                        500,000      GTE Corporation                28,881,847        32,437,500       1.4
                                        325,000    ++MCI WorldCom Inc.              15,203,420        26,812,500       1.1
                                         45,000    ++Nextel Communications,
                                                     Inc. (Class A)                  1,019,049         1,352,813       0.1
                                        425,000    ++Sprint Corp. (PCS Group)        7,340,803        13,600,000       0.6
                                        390,000      Sprint Corporation             23,856,129        33,466,875       1.4
                                                                                --------------    --------------     ------
                                                                                   114,712,246       149,177,813       6.4

               Toys                     200,000      Mattel, Inc.                    7,823,472         5,275,000       0.2

               Travel & Lodging         370,000      Carnival Corporation           12,306,515        16,465,000       0.7

                                                     Total Investments in the
                                                     United States                 867,311,965     1,060,801,022      44.9

                                                     Total Investments in
                                                     North America                 950,376,334     1,138,521,077      48.2

PACIFIC
BASIN

Australia      Telecommunications     3,000,000    ++Cable & Wireless Optus
                                                     Limited                         6,302,269         6,590,772       0.3

                                                     Total Investments in
                                                     Australia                       6,302,269         6,590,772       0.3

Japan          Automobiles              480,000      Honda Motor Co., Ltd.          17,468,820        18,492,666       0.8
                                        500,000      Toyota Motor Corporation       13,656,899        13,066,936       0.5
                                                                                --------------    --------------     ------
                                                                                    31,125,719        31,559,602       1.3

               Computers                700,000      Fujitsu Limited                 7,951,104         8,733,772       0.4

               Leisure                   20,000      Sony Corporation                1,813,988         1,514,079       0.1

               Office Equipment          25,000      Canon, Inc.                       561,859           535,323       0.0

               Photography               50,000      Fuji Photo Film                 1,994,128         1,837,801       0.1

               Retail                   250,000      Ito-Yokado Co., Ltd.           13,794,985        14,584,387       0.6

               Telecommunications         3,000      Nippon Telegraph & Telephone
                                                     Corporation (NTT)              26,362,868        24,734,446       1.0

                                                     Total Investments in Japan     83,604,651        83,499,410       3.5

                                                     Total Investments in the
                                                     Pacific Basin                  89,906,920        90,090,182       3.8

WESTERN
EUROPE

Denmark        Telecommunications       150,000      TeleDanmark A/S 'B'            11,610,765        18,031,455       0.8

                                                     Total Investments in Denmark   11,610,765        18,031,455       0.8

Finland        Communications            60,000      Nokia Oyj 'A'                   2,745,757         8,176,767       0.3
               Equipment

                                                     Total Investments in Finland    2,745,757         8,176,767       0.3

France         Broadcasting &            10,000      Societe Television
               Publishing                            Francaise 1                     1,820,322         1,789,251       0.1


               Cosmetics                  5,000      L'Oreal SA                      1,869,813         3,073,560       0.1

               Electrical Equipment      25,000    ++Alstom                            852,037           683,318       0.0

               Electronics               25,000    ++STMicroelectronics NV           2,254,859         2,226,959       0.1

               Foods                     20,000      Danone                          4,591,628         4,981,363       0.2
                                          5,000      Promodes SA                     2,986,130         3,186,074       0.1
                                                                                --------------    --------------     ------
                                                                                     7,577,758         8,167,437       0.3

               Information Processing    50,000      Cap Gemini SA                   4,425,728         8,644,388       0.4

               Insurance                172,000      Axa                            12,635,306        22,429,963       1.0

               Pharmaceuticals           50,000      Rhone-Poulenc SA                2,419,376         2,291,449       0.1

               Retail Stores             15,000      Carrefour SA                    9,213,261        10,686,110       0.4

                                                     Total Investments in France    43,068,460        59,992,435       2.5

Germany        Apparel                   50,000      Adidas-Salomon  AG              8,340,102         4,785,972       0.2

               Automobiles              201,000      DaimlerChrysler AG             19,112,541        18,787,300       0.8

               Banking & Financial      600,000      Commerzbank AG                 21,297,933        16,860,672       0.7
                                        350,000      Deutsche Bank AG               23,047,332        18,268,472       0.8
                                        525,000      Dresdner Bank AG               22,202,477        18,268,472       0.8
                                                                                --------------    --------------     ------
                                                                                    66,547,742        53,397,616       2.3

               Chemicals                150,000      BASF AG                         5,213,865         5,194,865       0.2
                                        150,000      Bayer AG                        5,341,904         5,310,124       0.2
                                        300,000      Hoechst AG                     14,182,600        14,143,865       0.6
                                                                                --------------    --------------     ------
                                                                                    24,738,369        24,648,854       1.0

               Electronics              300,000      Siemens AG                     20,165,738        18,935,325       0.8

               Insurance                 70,000      Allianz AG (Registered
                                                     Shares)                        18,352,298        21,215,248       0.9

               Multi-Industry            80,000      Mannesmann AG                   7,163,790        10,739,897       0.5
                                        175,000      VEBA AG                        11,173,578         9,335,939       0.4
                                                                                --------------    --------------     ------
                                                                                    18,337,368        20,075,836       0.9

               Retail Stores            250,000      Metro AG                       11,962,548        17,672,970       0.7

               Software--Computer       110,000      SAP AG (Systeme,
                                                     Anwendungen, Produkte in
                                                     der Datenverarbeitung)
                                                     (Preferred)                    34,118,327        41,536,968       1.8

                                                     Total Investments in Germany  221,675,033       221,056,089       9.4




Merrill Lynch Global Growth Fund, Inc., February 28, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                     (in US dollars)
WESTERN EUROPE                           Shares                                                       Value      Percent of
(concluded)    Industries                 Held           Investments                  Cost          (Note 1a)    Net Assets
Ireland        Banking & Financial    1,300,000      Allied Irish Banks PLC     $   13,137,895    $   22,530,919       1.0%

               Telecommunications       100,000    ++Esat Telecom Group
                                                     PLC (ADR)*                      3,206,252         4,637,500       0.2

                                                     Total Investments in Ireland   16,344,147        27,168,419       1.2

Italy          Banking & Financial    4,500,000    ++Banca di Roma                   7,569,237         6,520,338       0.3
                                      2,000,000      Unicredito Italiano SpA         9,830,384        10,515,966       0.4
                                                                                --------------    --------------     ------
                                                                                    17,399,621        17,036,304       0.7

               Insurance                550,000      Assicurazioni Generali         13,942,232        21,251,472       0.9
                                      4,000,000      SpA Istituto Nazionale
                                                     delle Assicurazioni
                                                     SpA (INA)                       6,507,926         9,703,668       0.4
                                                                                --------------    --------------     ------
                                                                                    20,450,158        30,955,140       1.3

               Real Estate            3,750,000    ++Unione Immobiliare SpA (a)      1,077,689         2,078,769       0.1
               Investment Trust

                                                     Total Investments in Italy     38,927,468        50,070,213       2.1

Netherlands    Household Products       250,000      Unilever NV 'A'                15,001,154        18,029,723       0.7
                                        120,000      Unilever NV (NY Registered
                                                     Shares)                         8,031,036         8,692,500       0.4
                                                                                --------------    --------------     ------
                                                                                    23,032,190        26,722,223       1.1

               Insurance                400,000      AEGON NV                       21,905,046        41,756,508       1.8
                                        300,000      ING Groep NV                   13,600,442        16,794,810       0.7
                                                                                --------------    --------------     ------
                                                                                    35,505,488        58,551,318       2.5

               Leisure                   30,000      Koninklijke (Royal)
                                                     Philips Electronics NV          2,942,792         2,091,119       0.1

               Retail Stores            600,000      Koninklijke Ahold NV           17,678,413        23,051,700       1.0

               Software--Computer        60,000    ++Baan Company, NV                2,240,629           572,999       0.0

               Telecommunications       187,500    ++Equant NV                       6,773,837        13,522,292       0.6

                                                     Total Investments in
                                                     the Netherlands                88,173,349       124,511,651       5.3

Spain          Banking & Financial      600,000      Banco Bilbao Vizcaya, SA       10,292,072         8,884,784       0.4
                                        275,000      Banco Santander, SA             6,347,551         5,463,802       0.2

                                                     Total Investments in Spain     16,639,623        14,348,586       0.6

Sweden         Communications            50,000      Telefonaktiebolaget LM
               Equipment                             Ericsson 'B'                      998,239         1,322,203       0.1

                                                     Total Investments in Sweden       998,239         1,322,203       0.1

Switzerland    Foods                     12,000      Nestle SA (Registered
                                                     Shares)                        20,005,700        22,653,230       1.0
               Insurance                 31,000      Zurich Allied AG               15,191,232        20,583,932       0.9

               Pharmaceuticals           18,000      Novartis AG (Registered
                                                     Shares)                        28,480,812        31,581,999       1.3

                                                     Total Investments in
                                                     Switzerland                    63,677,744        74,819,161       3.2

United         Banking & Financial    1,200,000      Barclays PLC                   30,747,245        32,023,186       1.4
Kingdom                                 250,000      HSBC Holdings PLC               7,588,742         7,288,190       0.3
                                      2,500,000      Lloyds TSB Group PLC           32,526,945        35,820,253       1.5
                                      2,000,000      National Westminster
                                                     Bank PLC                       32,517,060        41,390,512       1.8
                                                                                --------------    --------------     ------
                                                                                   103,379,992       116,522,141       5.0

               Broadcast--Media       1,300,000      British Sky Broadcasting
                                                     Group PLC ("BSkyB")             8,212,658        11,937,014       0.5

               Chemicals                 50,000      Imperial Chemical
                                                     Industries PLC                    753,608           436,891       0.0

               Electrical Equipment     150,000      BTR Siebe PLC                     752,323           632,511       0.0

               Household Products       750,000      Unilever PLC                    5,692,608         7,208,100       0.3

               Insurance              1,200,000      CGU PLC                        17,278,173        17,674,261       0.7
                                      2,500,000      Guardian Royal
                                                     Exchange PLC                   14,020,735        14,165,919       0.6
                                      4,000,000      Royal & Sun Alliance
                                                     Insurance Group PLC            36,932,864        33,797,980       1.4
                                                                                --------------    --------------     ------
                                                                                    68,231,772        65,638,160       2.7

               Pharmaceuticals        1,000,000      Glaxo Wellcome PLC             28,387,082        31,891,838       1.4
                                      1,000,000      SmithKline Beecham PLC         11,359,894        14,079,822       0.6
                                        500,000      Zeneca Group PLC               19,556,084        20,791,364       0.9
                                                                                --------------    --------------     ------
                                                                                    59,303,060        66,763,024       2.9

               Publishing               250,000      Pearson PLC                     3,653,585         5,494,174       0.2

               Retail Stores            750,000      Boots Company PLC              11,223,919        12,043,534       0.5
                                        100,000      J Sainsbury PLC                   847,793           577,449       0.0
                                      1,499,200      Somerfield PLC                  9,606,795         8,981,305       0.4
                                      4,200,000      Tesco PLC                      11,323,155        11,907,781       0.5
                                                                                --------------    --------------     ------
                                                                                    33,001,662        33,510,069       1.4

               Telecommunications     3,000,000    ++COLT Telecom Group PLC         13,265,802        55,622,505       2.4
                                      1,250,000      Cable & Wireless PLC           16,911,329        17,089,204       0.7
                                        400,000    ++Energis PLC                    11,754,886         9,578,764       0.4
                                      2,750,000      Vodafone Group PLC             21,969,857        50,436,678       2.1
                                                                                --------------    --------------     ------
                                                                                    63,901,874       132,727,151       5.6

                                                     Total Investments in the
                                                     United Kingdom                346,883,142       440,869,235      18.6

                                                     Total Investments in
                                                     Western Europe                850,743,727     1,040,366,214      44.1

SHORT-TERM                              Face
SECURITIES                             Amount               Issue

               Commercial Paper**   $51,000,000      Associates First Capital,
                                                     4.85% due 3/01/1999            50,986,258        50,986,258       2.1
                                     58,762,000      General Motors Acceptance
                                                     Corp., 4.88% due 3/01/1999     58,746,069        58,746,069       2.5

                                                     Total Investments in
                                                     Short-Term Securities         109,732,327       109,732,327       4.6

               Total Investments                                                $2,000,759,308     2,378,709,800     100.7
                                                                                ==============
               Liabilities in Excess of Other Assets                                                 (17,129,188)     (0.7)
                                                                                                  --------------     ------
               Net Assets                                                                         $2,361,580,612     100.0%
                                                                                                  ==============     ======


              *American Depositary Receipts (ADR).
             **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the
               Fund.
             ++Non-income producing security.
            (a)Unione Immobiliare SpA was a distribution from Istituto Nazionale della Assicurazioni SpA (INA).

               See Notes to Financial Statements.




Merrill Lynch Global Growth Fund, Inc., February 28, 1999

STATEMENT OF ASSETS AND LIABILITIES
                    As of February 28, 1999
Assets:             Investments, at value (identified cost--$2,000,759,308) (Note 1a)                     $2,378,709,800
                    Foreign cash (Note 1b)                                                                       518,673
                    Cash                                                                                         942,005
                    Receivables:
                      Capital shares sold                                                 $   6,182,461
                      Dividends                                                               4,162,075       10,344,536
                                                                                          -------------
                    Deferred organization expenses (Note 1f)                                                      92,828
                    Prepaid registration fees and other assets (Note 1f)                                         258,492
                                                                                                          --------------
                    Total assets                                                                           2,390,866,334
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   21,228,901
                      Capital shares redeemed                                                 4,441,313
                      Distributor (Note 2)                                                    1,550,420
                      Investment adviser (Note 2)                                             1,332,405       28,553,039
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       732,683
                                                                                                          --------------
                    Total liabilities                                                                         29,285,722
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,361,580,612
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                         $      854,412
                    Class B Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized                                                             12,751,433
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              2,377,808
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              2,195,846
                    Paid-in capital in excess of par                                                       1,916,869,374
                    Accumulated investment loss--net                                                         (10,407,686)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        59,081,522
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        377,857,903
                                                                                                          --------------
                    Net assets                                                                            $2,361,580,612
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $111,637,453 and 8,544,122
                    shares outstanding                                                                    $        13.07
                                                                                                          ==============
Value:              Class B--Based on net assets of $1,654,831,204 and 127,514,330
                    shares outstanding                                                                    $        12.98
                                                                                                          ==============
                    Class C--Based on net assets of $308,657,028 and 23,778,079
                    shares outstanding                                                                    $        12.98
                                                                                                          ==============
                    Class D--Based on net assets of $286,454,927 and 21,958,459
                    shares outstanding                                                                    $        13.05
                                                                                                          ==============


                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Six Months Ended February 28, 1999
Investment          Dividends (net of $443,072 foreign withholding tax)                                     $  7,907,090
Income              Interest and discount earned                                                               1,369,065
(Notes 1d & 1e):    Other                                                                                         82,187
                                                                                                            ------------
                    Total income                                                                               9,358,342
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                     $   7,425,666
                    Account maintenance and distribution fees--Class B (Note 2)               7,005,279
                    Account maintenance and distribution fees--Class C (Note 2)               1,352,518
                    Transfer agent fees--Class B (Note 2)                                       786,382
                    Account maintenance fees--Class D (Note 2)                                  296,655
                    Custodian fees                                                              220,302
                    Transfer agent fees--Class C (Note 2)                                       161,525
                    Transfer agent fees--Class D (Note 2)                                       108,978
                    Printing and shareholder reports                                             99,358
                    Accounting services (Note 2)                                                 63,874
                    Professional fees                                                            50,070
                    Registration fees (Note 1f)                                                  42,882
                    Transfer agent fees--Class A (Note 2)                                        40,777
                    Directors' fees and expenses                                                 23,814
                    Amortization of organization expenses--net (Note 1f)                         10,733
                    Pricing fees                                                                  2,782
                    Other                                                                        27,065
                                                                                          -------------
                    Total expenses                                                                            17,718,660
                                                                                                            ------------
                    Investment loss--net                                                                      (8,360,318)
                                                                                                            ------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                       58,742,987
(Loss) on             Foreign currency transactions--net                                        374,723       59,117,710
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      361,634,075
(Notes 1b, 1c,        Foreign currency transactions--net                                       (386,563)     361,247,512
1e & 3):                                                                                  -------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                            420,365,222
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $412,004,904
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., February 28, 1999

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          For the Six       For the Period
                                                                                          Months Ended     October 31, 1997++
                                                                                          February 28,      to August 31,
                    Increase (Decrease) in Net Assets:                                        1999              1998
Operations:         Investment income (loss)--net                                       $    (8,360,318)  $    2,377,734
                    Realized gain on investments and foreign
                    currency transactions--net                                               59,117,710       27,724,171
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                      361,247,512       16,610,391
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    412,004,904       46,712,296
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (637,843)              --
Shareholders          Class B                                                                  (442,017)              --
(Note 1g):            Class C                                                                        --               --
                      Class D                                                                (1,298,285)              --
                    Realized gain on investments--net:
                      Class A                                                                (1,299,337)              --
                      Class B                                                               (20,963,417)              --
                      Class C                                                                (4,032,145)              --
                      Class D                                                                (3,512,417)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (32,185,461)              --
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                      178,625,457    1,756,323,416
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase in net assets                                            558,444,900    1,803,035,712
                    Beginning of period                                                   1,803,135,712          100,000
                                                                                         --------------   --------------
                    End of period*                                                       $2,361,580,612   $1,803,135,712
                                                                                         ==============   ==============

                   *Undistributed (accumulated) investment income (loss)--net            $  (10,407,686)  $      330,777
                                                                                         ==============   ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                         Class A                       Class B

The following per share data and ratios have been derived       For the Six   For the Period  For the Six  For the Period
from information provided in the financial statements.         Months Ended   Oct. 31, 1997++ Months Ended Oct. 31, 1997++
                                                                February 28,   to August 31,  February 28,  to August 31,
Increase (Decrease) in Net Assets:                                1999+++++        1998         1999+++++        1998
Per Share           Net asset value, beginning of period        $     10.78     $     10.00   $     10.68    $     10.00
Operating                                                       -----------     -----------   -----------    -----------
Performance:        Investment income (loss)--net                        --++++         .06          (.06)            --++++
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                  2.56             .72          2.54            .68
                                                                -----------     -----------   -----------    -----------
                    Total from investment operations                   2.56             .78          2.48            .68
                                                                -----------     -----------   -----------    -----------
                    Less dividends and distributions:
                      Investment income--net                           (.09)             --            --++++         --
                      Realized gain on investments--net                (.18)             --          (.18)            --
                                                                -----------     -----------   -----------    -----------
                    Total dividends and distributions                  (.27)             --          (.18)            --
                                                                -----------     -----------   -----------    -----------
                    Net asset value, end of period              $     13.07     $     10.78   $     12.98    $     10.68
                                                                ===========     ===========   ===========    ===========

Total Investment    Based on net asset value per share               23.91%+++        7.80%+++     23.37%+++       6.80%+++
Return:**                                                       ===========     ===========   ===========    ===========

Ratios to Average   Expenses                                           .89%*           .98%*        1.91%*         1.99%*
Net Assets:                                                     ===========     ===========   ===========    ===========
                    Investment income (loss)--net                      .06%*          1.00%*        (.97%)*         .05%*
                                                                ===========     ===========   ===========    ===========

Supplemental        Net assets, end of period (in thousands)    $   111,638     $    80,525   $ 1,654,831    $ 1,261,129
Data:                                                           ===========     ===========   ===========    ===========
                    Portfolio turnover                               20.41%          29.67%        20.41%         29.67%
                                                                ===========     ===========   ===========    ===========


                                                                         Class C                       Class D

The following per share data and ratios have been derived       For the Six   For the Period  For the Six  For the Period
from information provided in the financial statements.         Months Ended   Oct. 31, 1997++ Months Ended Oct. 31, 1997++
                                                                February 28,   to August 31,  February 28,  to August 31,
Increase (Decrease) in Net Assets:                                1999+++++        1998         1999+++++        1998
Per Share           Net asset value, beginning of period        $     10.68     $     10.00   $     10.75    $     10.00
Operating                                                       -----------     -----------   -----------    -----------
Performance:        Investment income (loss)--net                      (.06)             --++++      (.01)           .07
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                  2.54             .68          2.56            .68
                                                                -----------     -----------   -----------    -----------
                    Total from investment operations                   2.48             .68          2.55            .75
                                                                -----------     -----------   -----------    -----------
                    Less dividends and distributions:
                      Investment income--net                             --              --          (.07)            --
                      Realized gain on investments--net                (.18)             --          (.18)            --
                                                                -----------     -----------   -----------    -----------
                    Total dividends and distributions                  (.18)             --          (.25)            --
                                                                -----------     -----------   -----------    -----------
                    Net asset value, end of period              $     12.98     $     10.68   $     13.05    $     10.75
                                                                ===========     ===========   ===========    ===========

Total Investment    Based on net asset value per share               23.33%+++        6.80%+++     23.85%+++       7.50%+++
Return:**                                                       ===========     ===========   ===========    ===========


Ratios to Average   Expenses                                          1.92%*          1.99%*        1.14%*         1.22%*
Net Assets:                                                     ===========     ===========   ===========    ===========
                    Investment income (loss)--net                     (.99%)*          .04%*        (.20%)*         .82%*
                                                                ===========     ===========   ===========    ===========

Supplemental        Net assets, end of period (in thousands)    $   308,657     $   249,208   $   286,455     $  212,274
Data:                                                           ===========     ===========   ===========    ===========
                    Portfolio turnover                               20.41%          29.67%        20.41%         29.67%
                                                                ===========     ===========   ===========    ===========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.


                    See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., February 28, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of 0.75% of the average daily net assets not exceeding $1.5 billion and 0.725% of the average daily net assets in excess of $1.5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account
                             Maintenance    Distribution
                                 Fee            Fee

Class B                          0.25%          0.75%
Class C                          0.25%          0.75%
Class D                          0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                 MLFD          MLPF&S

Class A                        $   128        $  1,642
Class D                        $12,857        $180,412

For the six months ended February 28, 1999, MLPF&S received contingent deferred sales charges of $2,205,591 and $102,322 relating to transactions in Class B and Class C Shares, respectively.


Merrill Lynch Global Growth Fund, Inc., February 28, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


In addition, MLPF&S received $90,305 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1999 were $490,229,092 and $406,115,403, respectively.

Net realized gains for the six months ended February 28, 1999 and net unrealized gains (losses) as of February 28, 1999 were as follows:

                                                         Unrealized
                                           Realized        Gains
                                            Gains         (Losses)

Long-term investments                   $58,742,987      $377,950,492
Foreign currency transactions               374,723           (92,589)
                                        -----------      ------------
Total                                   $59,117,710      $377,857,903
                                        ===========      ============

As of February 28, 1999, net unrealized appreciation for Federal income tax purposes aggregated $377,950,492, of which $454,334,044 related to appreciated securities and $76,383,552 related to depreciated securities. At February 28, 1999, the aggregate cost of investments for Federal income tax purposes was $2,000,759,308.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $178,625,457 and $1,756,323,416 for the six months ended
February 28, 1999 and for the period October 31, 1997 to August 31,
1998.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                          Dollar
Ended February 28, 1999                     Shares         Amount

Shares sold                               2,696,090     $  33,895,408
Shares issued to shareholders in
reinvestment of dividends and
distributions                               133,514         1,615,513
                                       ------------     -------------
Total issued                              2,829,604        35,510,921
Shares redeemed                          (1,757,671)      (20,512,738)
                                       ------------     -------------
Net increase                              1,071,933     $  14,998,183
                                       ============     =============


Class A Shares for the Period                              Dollar
October 31, 1997++ to August 31, 1998       Shares         Amount

Shares sold                               8,733,319     $  98,620,470
Shares redeemed                          (1,263,630)      (14,666,307)
                                       ------------     -------------
Net increase                              7,469,689     $  83,954,163
                                       ============     =============

[FN]
++Prior to October 31, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Six Months                          Dollar
Ended February 28, 1999                     Shares         Amount

Shares sold                              20,833,660     $ 260,149,806
Shares issued to shareholders in
reinvestment of dividends and
distributions                             1,533,976        18,484,413
                                       ------------     -------------
Total issued                             22,367,636       278,634,219
Automatic conversion of shares             (272,003)       (3,281,727)
Shares redeemed                         (12,613,529)     (148,809,770)
                                       ------------     -------------
Net increase                              9,482,104     $ 126,542,722
                                       ============     =============


Class B Shares for the Period                              Dollar
October 31, 1997++ to August 31, 1998       Shares         Amount

Shares sold                             129,773,552    $1,359,632,710
Automatic conversion of shares             (286,218)       (3,336,866)
Shares redeemed                         (11,457,608)     (129,196,050)
                                       ------------    --------------
Net increase                            118,029,726    $1,227,099,794
                                       ============    ==============

[FN]
++Prior to October 31, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class C Shares for the Six Months                          Dollar
Ended February 28, 1999                     Shares         Amount

Shares sold                               3,441,204     $  42,600,721
Shares issued to shareholders in
reinvestment of distributions               291,560         3,513,302
                                       ------------     -------------
Total issued                              3,732,764        46,114,023
Shares redeemed                          (3,279,485)      (38,881,685)
                                       ------------     -------------
Net increase                                453,279     $   7,232,338
                                       ============     =============


Class C Shares for the Period                              Dollar
October 31, 1997++ to August 31, 1998       Shares         Amount

Shares sold                              26,547,559     $ 278,291,914
Shares redeemed                          (3,225,259)      (35,955,631)
                                       ------------     -------------
Net increase                             23,322,300     $ 242,336,283
                                       ============     =============

[FN]
++Prior to October 31, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the Six Months                          Dollar
Ended February 28, 1999                     Shares         Amount

Shares sold                               5,112,548    $   63,930,592
Automatic conversion of shares              270,305         3,281,727
Shares issued to shareholders in
reinvestment of dividends and
distributions                               350,785         4,240,989
                                       ------------     -------------
Total issued                              5,733,638        71,453,308
Shares redeemed                          (3,514,880)      (41,601,094)
                                       ------------     -------------
Net increase                              2,218,758     $  29,852,214
                                       ============     =============


Class D Shares for the Period                              Dollar
October 31, 1997++ to August 31, 1998       Shares         Amount

Shares sold                              24,442,157     $ 256,423,360
Automatic conversion of shares              284,885         3,336,866
                                       ------------     -------------
Total issued                             24,727,042       259,760,226
Shares redeemed                          (4,989,841)      (56,827,050)
                                       ------------     -------------
Net increase                             19,737,201     $ 202,933,176
                                       ============     =============

[FN]
++Prior to October 31, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


5. Commitments:
At February 28, 1999, the Fund had entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $3,860,000.




PORTFOLIO CHANGES

For the Quarter Ended February 28, 1999

Additions

 Ameritech Corporation
 Cable & Wireless Optus Limited
 Energis PLC
 Infinity Broadcasting Corp. (Class A)
 International Business Machines Corporation
 Lowe's Companies, Inc.
 Minnesota Mining and Manufacturing Company (3M)
*Momentum Business Applications, Inc. (Class A)
 Nextel Communications, Inc. (Class A)
 Safeway Inc.
 T. Rowe Price Associates, Inc.
 The TJX Companies, Inc.


Deletions

 Ascend Communications, Inc.
 Federated Department Stores, Inc.
*Momentum Business Applications, Inc. (Class A)
 Reuters Group PLC
 The Seagram Company Ltd.


[FN]
*Added and deleted in the same quarter.